UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 24, 2005
Doane Pet Care Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27818 (Commission File Number)	43-1350515 (IRS Employer Identification No.)

210 Westwood Place South, Suite 400 Brentwood, TN (Address of principal executive offices)	37027 (Zip Code)
Registrant’s telephone number, including area code: (615) 373-7774
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9—Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
     Introduction
     On October 24, 2005, the previously announced acquisition of our parent corporation, Doane Pet Care Enterprises, Inc., or Doane Enterprises, by the Ontario Teachers’ Pension Plan Board, or OTPP, was consummated in accordance with the Agreement and Plan of Merger, dated as of August 28, 2004, by and among DPC Newco, Inc., a Delaware corporation and wholly-owned subsidiary of OTPP, Doane Enterprises and Doane Pet Care Company. The acquisition of Doane Enterprises by OTPP is referred to as the Acquisition. In connection with the Acquisition, the Company effected a series of recapitalization transactions, which, together with the Acquisition, are referred to as the Transactions. The Company’s unaudited pro forma condensed consolidated financials statements are included in this current report as an amendment to our previously filed current report dated October 27, 2005.

(b) Pro Forma Financial Information
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
      The unaudited pro forma condensed consolidated financial statements of Doane Pet Care Company are presented to show how we might have looked if the Transactions had occurred on the dates and for the periods indicated below. We derived the following unaudited pro forma condensed consolidated financial statements by applying pro forma adjustments to our historical condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of October 1, 2005 gives effect to the Transactions as if they had occurred on October 1, 2005. The unaudited pro forma condensed consolidated statements of operations for fiscal 2004 and the first nine months of fiscal 2005 give effect to the Transactions as if they had occurred at the beginning of the respective period. We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should be read in conjunction with these unaudited pro forma condensed consolidated financial statements.
      The pro forma adjustments related to the Transactions are preliminary and based on information obtained to date and are subject to revision as additional information becomes available. The pro forma adjustments described in the accompanying notes will be made as of the closing date of the Transactions and may differ from those reflected in these unaudited pro forma condensed consolidated financial statements. Revisions to the pro forma adjustments which may be required by the final purchase price allocations and/or pre-closing or post-closing purchase price adjustments, if any, may have a significant impact on our financial statements.
      The unaudited pro forma condensed consolidated financial statements should not be considered indicative of actual results that would have been achieved had the Transactions been consummated on the date or for the periods indicated and do not purport to indicate balance sheet data or statement of operations data or other financial data as of any future date or for any future period.
      The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the information contained in “Selected Historical Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the audited consolidated financial statements and unaudited condensed consolidated financial statements and related notes included in the Company’s registration statement on Form S-4 (Reg No. 333-130739) filed with the Securities and Exchange Commission on December 28, 2005.
      The Acquisition, which closed on October 24, 2005, was accounted for using the purchase method of accounting in accordance with SFAS No. 141, Business Combinations, or SFAS 141, pursuant to which the total purchase price of the Acquisition, including related fees and expenses, was allocated to our net assets based upon our estimates of fair value. The unaudited pro forma condensed consolidated financial statements have been prepared based on our preliminary estimates of the fair value of our net assets using information available to us as of the date of this current report, which are subject to change. The final allocation of the total purchase price to our net assets will be based on a formal valuation of the fair value of our net assets and the resolution of any pre-closing or post-closing purchase price adjustments pursuant to the agreements relating to the Acquisition. Consequently, the final calculation of the purchase price and the final allocation could vary from the purchase price and allocation presented herein, and the variations could be material.

DOANE PET CARE COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of October 1, 2005

		Pro Forma
	Historical	Adjustments		Pro Forma

	(In thousands)
ASSETS
Current assets:
Cash	$30,403	$(28,153	)(a)	$2,250
Accounts receivable, net	92,068	—		92,068
Inventories, net	64,144	1,320	(b)	65,464
Deferred tax assets	1,867	3,163	(b)	5,030
Prepaid expenses and other current assets	8,397	—		8,397

Total current assets	196,879	(23,670)		173,209
Property, plant and equipment, net	228,257	37,133	(b)	265,390
Goodwill and other intangible assets, net	376,027	258,908	(b)	634,935
Other assets	29,464	(4,460	)(c)	25,004

Total assets	$830,627	$267,911		$1,098,538

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Current maturities of long-term debt	$3,533	$(400	)(b)(d)	$3,133
Accounts payable	72,222	—		72,222
Accrued liabilities	55,941	(9,231	)(a)	46,710

Total current liabilities	131,696	(9,631)		122,065

Long-term debt:
Long-term debt, excluding current maturities	576,550	(13,234	)(b)(d)	563,316
Senior preferred stock	119,314	(119,314	)(d)	—

Total long-term debt	695,864	(132,548)		563,316
Deferred tax liabilities	36,005	60,594	(b)	96,599
Other long-term liabilities	10,207	3,790	(b)	13,997

Total liabilities	873,772	(77,795)		795,977

Redeemable common stock	—	4,720	(e)	4,720

Stockholders’ (deficit) equity:
Common stock	—	—		—
Additional paid-in-capital	115,674	182,167		297,841
Accumulated other comprehensive income (loss)	31,803	(31,803)		—
Retained earnings (accumulated deficit)	(190,622)	190,622		—

Total stockholders’ (deficit) equity	(43,145)	340,986		297,841

Total liabilities and stockholders’ (deficit) equity	$830,627	$267,911		$1,098,538

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

DOANE PET CARE COMPANY AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a)	A summary of the adjustments related to cash, including the repayment of our old senior credit facility, old senior subordinated notes and senior preferred stock, with the proceeds from the new notes and the new senior credit facility follows:

(In thousands)

Net cash proceeds from the Transactions(1)	$16,815
Payment of seller’s transaction fees and expenses	(14,171)
Payment of accrued, but unpaid interest on existing indebtedness	(9,231)
Payment of buyer’s debt issuance costs	(13,407)
Payment of buyer’s transaction fees and expenses	(8,159)

$(28,153)

(1)	A summary of net cash proceeds from the Transactions follows:

(In thousands)

New term loan facilities	$160,000
Notes	150,824
Sponsor equity	306,000
Repayment of existing long-term debt, other than senior preferred stock	(345,800)
Repayment of senior preferred stock, including change of control premium	(122,710)
Purchase equity, excluding seller’s fees and expenses	(131,499)

$16,815

(b)	Records the adjustment of assets and liabilities to their preliminary estimated fair market value as a part of allocating the excess of the purchase price over net book value. The excess of purchase price over the net book value of our assets has been allocated to the historical amounts of the respective assets and liabilities as follows:

(In thousands)

Inventory	$1,320
Current deferred tax assets	3,163
Property, plant and equipment	37,133
Contractual customer relationships	207,562
Goodwill	42,928
Other assets	(9,449)
Long-term debt	(20,758)
Other long-term liabilities	(3,790)
Non-current deferred tax liabilities	(60,594)

$197,515

The fair value adjustment to property, plant and equipment will be depreciated over its estimated useful life, and contractual customer relationships, other than those deemed to have indefinite lives, will be amortized over their respective useful lives. The write-up of inventory to estimated fair value will be expensed in the statement of operations as the related inventory is sold. This expense has not been reflected in the pro forma condensed consolidated financial statements as it represents a non-recurring charge related to the Transactions.

DOANE PET CARE COMPANY AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET — (Continued)

(c)	Records the fair value adjustment and reclass of existing other identifiable intangible assets to goodwill and other intangible assets, the write-off of debt issuance costs related to the repayment of existing indebtedness, the capitalization of debt issuance costs related to the new senior credit facility and notes and the write-off of certain assets associated with our pension plan as follows:

(In thousands)

Fair value adjustment and reclass of identifiable intangible assets	$(8,418)
Write-off existing debt issuance costs	(9,223)
Record new debt issuance costs	13,407
Pension plan unrecognized prior service cost	(226)

$(4,460)

(d)	A summary of adjustments to long-term debt follows:

(In thousands)

Payment of old term loan facility	$(193,050)
Payment of old senior subordinated notes	(149,416)
Payment of a portion of industrial development revenue bonds	(2,750)
Payment of senior preferred stock	(119,314)
New term loan facilities	160,000
Notes	150,824
Adjustment of senior notes to fair value(1)	20,758

$(132,948)

(1)	As of October 1, 2005, our senior notes were trading above par, and have been adjusted to their fair value of $232.2 million in accordance with SFAS 141.

(e)	Redeemable common stock represents an equity investment by senior management in the form of contractual rights to receive shares of Class A common stock in Doane Enterprises. This equity investment is redeemable, under certain conditions, at the option of the holder.

DOANE PET CARE COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Fiscal 2004

		Pro Forma
	Historical	Adjustments		Pro Forma

	(In thousands)
Net sales	$1,051,241	$—		$1,051,241
Cost of goods sold	896,191	3,264	(a)	899,455

Gross profit	155,050	(3,264)		151,786
Operating expenses:
Promotion and distribution	56,805	—		56,805
Selling, general and administrative	51,861	(639	)(b)	51,222
Amortization	4,313	5,615	(c)	9,928
Other operating expense, net	6,978	—		6,978

Income (loss) from operations	35,093	(8,240)		26,853
Interest expense, net	72,841	(22,576	)(d)	50,265
Debt extinguishment	4,137	(4,137	)(e)	—
Other expense, net	(1,417)	—		(1,417)

Income (loss) before income taxes	(40,468)	18,473		(21,995)
Income taxes expense	5,124	—		5,124

Net income (loss)	$(45,592)	$18,473	(f)	$(27,119)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

DOANE PET CARE COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	First Nine Months Fiscal 2005

		Pro Forma
	Historical	Adjustments		Pro Forma

	(In thousands)
Net sales	$742,396	$—		$742,396
Cost of goods sold	610,466	2,204	(a)	612,670

Gross profit	131,930	(2,204)		129,726
Operating expenses:
Promotion and distribution	42,866	—		42,866
Selling, general and administrative	38,369	(422	)(b)	37,947
Amortization	3,130	4,205	(c)	7,335
Other operating income, net	6,787	—		6,787

Income (loss) from operations	40,778	(5,987)		34,791
Interest expense, net	57,035	(19,752	)(d)	37,283
Other expense, net	(687)	—		(687)

Income before income taxes	(15,570)	13,765		(1,805)
Income taxes expense	3,854	—		3,854

Net income (loss)	$(19,424)	$13,765	(f)	$(5,659)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

DOANE PET CARE COMPANY AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

(a)	Recognizes depreciation related to the property, plant and equipment fair value adjustment over net book value at the acquisition date. We are in the process of having an appraisal performed of our property, plant and equipment. At this time, our management has estimated the fair value of property, plant and equipment assets to be approximately $37.1 million higher than the current net book value recorded in our historical consolidated financial statements as of October 1, 2005. We estimate the remaining useful lives of buildings to be between approximately 10 and 15 years and the remaining lives of other depreciable assets, including machinery and equipment, to be approximately 5 years. The differences between the estimated fair market values of these assets and their final fair market values could be material. Assuming the weighted average remaining useful life of these depreciable assets is 6.2 years, pro forma annual depreciation expense would increase $1.6 million for a $10.0 million increase in the fair market value of these assets.

(b)	Reflects net decrease in pension expense for the amortization of actuarial losses and prior service costs.

(c)	Recognizes annual amortization related to identifiable intangible assets at the acquisition date. We are in the process of having an appraisal performed on our identifiable intangible assets. Our identifiable intangible assets include contractual customer relationships. At this time, our management has estimated the fair value of our identifiable intangible assets with finite lives to be approximately $89.0 million higher than the current net book value recorded in our historical consolidated financial statements as of October 1, 2005 and those assets to have remaining useful lives of 14 years. The differences between the estimated fair market values of these assets and their final fair market values could be material. Assuming the weighted average remaining useful life of these assets is 14 years, pro forma annual amortization would increase by $0.7 million for a $10.0 million increase in the fair market values of the assets.

(d)	Reflects adjustments to interest expense as a result of (1) repayment of the old term loan facility, 9 3/4% senior subordinated notes and senior preferred stock, (2) interest on the notes, (3) interest on the new senior credit facility, (4) amortization of debt issuance costs related to the notes, amortized over an estimated term of 10 years, (5) amortization of discount on the notes, (6) amortization of debt issuance costs related to the new senior credit facility, amortized over an estimated term of 5 to 7 years and (7) amortization of the premium on our senior notes.

(e)	Debt extinguishments of $4.1 million in fiscal 2004 relates to the write-off of unamortized debt issuance costs in connection with the November 2004 refinancing of our senior credit facility. On a pro forma basis, after giving effect to the Transactions as if they had occurred at the beginning of the period, this charge would not have been incurred in fiscal 2004.

(f)	Non-recurring charges related to the Transactions are not reflected in the pro forma adjustments. These charges are recognized in the unaudited pro forma condensed consolidated balance sheet as an adjustment to accumulated deficit. These charges include certain fees and expenses associated with the Transactions incurred by us and compensation expenses associated with the payment of transaction bonuses and the settlement of all outstanding stock options in cash.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY
By:	/s/ PHILIP K. WOODLIEF
Philip K. Woodlief
Vice President, Finance and Chief Financial Officer

By:	/s/ STEPHEN P. HAVALA
Stephen P. Havala
Corporate Controller and Principal Accounting Officer

Date: January 9, 2006